Exhibit 32.1


                  CERTIFICATION PURSUANT TO
       18 U.S.C. SECTION. 1350, AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the Report) by Seaboard Corporation (the Company), the undersigned, as the Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     The  Report fully complies with the requirements  of
     Section 13(a) or Section 15(d) of the Securities Exchange
     Act of 1934; and

     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 4, 2005

                                  /s/ H. H. Bresky
                                  H. H. Bresky, Chairman of the Board,
                                  President and Chief Executive Officer

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